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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 1, 1999



                       BOBBY ALLISON WIRELESS CORPORATION
          -------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     FLORIDA
          -------------------------------------------------------------
                         (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)


000-22251                                                    65-0674664
-----------------                                       -------------------
(COMMISSION                                               (I.R.S. EMPLOYER
FILE NUMBER)                                            IDENTIFICATION NO.)


2055 LAKE AVENUE, S.E., SUITE A, LARGO, FL                     33771
-------------------------------------------------            ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (727) 584-7902
--------------------------------------------------------------------------------


                             2CONNECT EXPRESS, INC.
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







                                                              Page 1 of 5 Pages
                                                     Index to Exhibits on Page 3




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ITEM 5.  OTHER EVENTS

         On March 1, 1999, the Registrant filed the Second Amendment to the Registrant's Amended and Restated Articles of Incorporation amending the name of the Registrant from "2Connect Express, Inc." to "Bobby Allison Wireless Corporation." The Second Amendment was approved by the unanimous consent of the Board of Directors and the unanimous consent of the holders of the Registrant's common stock. See the copy of the Second Amendment attached hereto as Exhibit 3(I).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         3(I) Second Amendment to Amended and Restated Articles of Incorporation of 2Connect Express, Inc.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bobby Allison Wireless Corporation
                                       -----------------------------------
                                       (REGISTRANT)


                                       /s/ ROBERT L. MCGINNIS
                                       -----------------------------------------
                                       ROBERT L. MCGINNIS, CHAIRMAN OF THE BOARD
                                       AND CHIEF EXECUTIVE OFFICER

DATE: MARCH 4, 1999





























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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION                                  SEQUENTIALLY NUMBERED PAGE
--------------         -----------                                  --------------------------

3(I)                   Second Amendment to Amended and Restated                 4
                       Articles of Incorporation of 2Connect
                       Express, Inc.








































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